UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
 Date of Report (Date of earliest event reported): April 23, 2019
Churchill Downs Incorporated
(Exact name of registrant as specified in its charter)

Kentucky (State of incorporation)	001-33998 (Commission file number)	61-0156015 (IRS Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400, Louisville, Kentucky 40222
(Address of principal executive offices)
(Zip Code)

(502) 636-4400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
During the first quarter of 2019, Churchill Downs Incorporated (the "Company", "we", " our") realigned our operating segments to reflect the internal management reporting used by our chief operating decision maker to evaluate results of operations and to assess performance and allocate resources. Our internal management reporting changed primarily due to the continued growth in our Churchill Downs Racetrack and Derby City Gaming business and our casino and associated racing businesses, which resulted in our chief operating decision maker's decision to realign our operating segments primarily based on the regulatory licenses governing each business. Since each of these individual businesses operates under single or interdependent licenses, each of these businesses represents an operating segment. As our TwinSpires business and online sports betting and iGaming businesses are managed together, these businesses represent an operating segment. As a result of this realignment, our operating segments that meet the requirements to be disclosed separately as reportable segments are: Churchill Downs, Online Wagering, and Gaming. We conduct our business through these reportable segments and report net revenue and operating expense associated with these reportable segments in our consolidated statements of comprehensive income.
This Current Report on Form 8-K provides a summary of the Company’s 2018 and 2017 annual and 2018 quarterly segment operating results as if the segments had been reported under this new reportable segment structure. Consolidated results remain unchanged. Beginning with the quarter ended March 31, 2019, our consolidated financial statements will reflect the new reportable segment structure with prior periods adjusted accordingly.
Below is a brief description of our three reportable segments:

•	Churchill Downs
The Churchill Downs segment includes live and historical pari-mutuel racing-related revenue and expenses at Churchill Downs Racetrack and Derby City Gaming.
Churchill Downs Racetrack is the home of The Kentucky Derby and conducts live racing during the year. Derby City Gaming is a historical racing machine facility that operates under the Churchill Downs pari-mutuel racing license at its ancillary training facility in Louisville, Kentucky.
Churchill Downs Racetrack and Derby City Gaming earn commissions primarily from pari-mutuel wagering on live races at Churchill Downs and on historical races at Derby City Gaming, simulcast fees earned from other wagering sites, admissions, personal seat licenses, sponsorships, television rights, other miscellaneous services (collectively "racing event-related services"), as well as food and beverage services.

•	Online Wagering
The Online Wagering segment includes the revenue and expenses for the TwinSpires business ("TwinSpires") and the online Sports Betting and iGaming business.
TwinSpires operates our online horseracing wagering business. The TwinSpires business also includes Velocity, which is a small group of customers focused on high dollar wagering that utilize the TwinSpires.com Oregon license and Brisnet, which is a data service provider with one of the world’s largest computerized databases of handicapping and pedigree information for the thoroughbred industry.
Our sports betting and iGaming business includes the online BetAmerica sports betting and casino gaming operations.

•	Gaming
The Gaming segment includes the revenue and expenses for the casino properties and associated racetrack or Jai Alai facilities which support the casino license. The Gaming segment has approximately 11,000 slot machines and video lottery terminals (“VLTs”) located in eight states.
The Gaming segment revenue and expenses includes the following properties:

–	Calder Casino and Racing ("Calder")

–	Fair Grounds Slots, Fair Grounds Race Course, and Video Services, LLC ("VSI") (collectively, "Fair Grounds and VSI")

–	Harlow’s Casino Resort and Spa ("Harlow's")

–	Lady Luck Casino Nemacolin ("Lady Luck Nemacolin")

–	Ocean Downs Casino and Racetrack ("Ocean Downs")

–	Oxford Casino and Hotel ("Oxford")

–	Presque Isle Downs and Casino ("Presque Isle")

–	Riverwalk Casino Hotel ("Riverwalk")

The Gaming segment also includes net income for our ownership portion of the Company’s equity investments in the following:

–	61.3% equity investment in Midwest Gaming Holdings, LLC, ("Midwest Gaming"), the parent company of Rivers Casino Des Plaines in Des Plaines, Illinois

–	50% equity investment in Miami Valley Gaming and Racing
The Gaming segment generates revenue and expenses from slot machines, table games, VLTs, video poker, retail sports betting, ancillary food and beverage services, hotel services, commissions on pari-mutuel wagering, racing event-related services, and / or other miscellaneous operations.
We have aggregated the following businesses as well as certain corporate operations and other immaterial joint ventures in "All Other" to reconcile to consolidated results:

•	Arlington International Race Course

•	United Tote
Effective January 1, 2019, the Company does not allocate corporate and other related expenses to the operating segments in our condensed consolidated statements of comprehensive income. The prior year amounts in the accompanying schedules were reclassified to conform to this presentation.
We utilize non-GAAP measures, including EBITDA (earnings before interest, taxes, depreciation and amortization) and Adjusted EBITDA. Our chief operating decision maker utilizes Adjusted EBITDA to evaluate segment performance, develop strategy and allocate resources. Adjusted EBITDA includes the following adjustments:
Adjusted EBITDA includes our portion of the EBITDA from our equity investments.
Adjusted EBITDA excludes:
•Transaction expense, net which includes:

–	Acquisition and disposition related charges, including fair value adjustments related to earnouts and deferred payments;

–	Calder Racing exit costs; and

–	Other transaction expense, including legal, accounting, and other deal-related expense;
•Stock-based compensation expense;
•Recapitalization costs related to the Midwest Gaming transaction;
•Asset impairments;
•Gain on Ocean Downs/Saratoga Transaction;
•Loss on extinguishment of debt;
•Pre-opening expense; and
•Other charges, recoveries and expenses
We use Adjusted EBITDA to evaluate segment performance, develop strategy and allocate resources. We utilize the Adjusted EBITDA metric to provide a more accurate measure of our core operating results and enable management as well as investors to evaluate and compare from period to period our operating performance in a meaningful and consistent manner. Adjusted EBITDA should not be considered as an alternative to operating income as an indicator of performance, as an alternative to cash flows from operating activities as a measure of liquidity, or as an alternative to any other measure provided in accordance with GAAP. Our calculation of Adjusted EBITDA may be different from the calculation used by other companies and, therefore, comparability may be limited. For segment reporting, Adjusted EBITDA includes intercompany revenue and expense totals that are eliminated in our condensed consolidated statements of comprehensive income.
For information purposes and to assist investors in making comparisons of the Company’s historical financial information with future financial information that will reflect the realignment of its segments, previously reported selected historical financial information for the 2018 and 2017 annual and 2018 quarterly segment operating results has been recast to reflect the realignment of the Company’s segments. The recast segment information is included as Exhibit 99.1.
The changes in the reportable segment structure discussed above affect only the manner in which the results of the Company’s reportable segments were previously reported. This Current Report on Form 8-K does not restate the Company’s previously reported consolidated statements for any period. Nor does it reflect any subsequent information or events, other than as required to reflect the change in segments as described above. This Current Report on Form 8-K, including Exhibit 99.1, should be read in conjunction with the Company’s Annual Reports on Form 10-K for the years ended December 31, 2018 and 2017 and the Company’s interim filings for such years with the Securities and Exchange Commission.
The information in this Current Report on Form 8-K that is furnished under “Item 7.01 Regulation FD Disclosure” and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibit

Exhibit No.	Description

99.1	Recast Segment Information of Churchill Downs Incorporated

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED
Date: April 23, 2019
	By:	/s/ Marcia A. Dall
	Name:	Marcia A. Dall
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)